October 1, 2004

PROVIDENT INVESTMENT COUNSEL TWENTY FUND
a series of Advisors Series Trust
Supplement to
Prospectus and Statement of Additional Information
Dated December 24, 2003, as revised on January 20, 2004

Effective as of the date of this supplement, please note the Provident Investment Counsel Twenty Fund's (the “Fund's”) name has changed. The new name is the Provident Investment Counsel Select Growth Fund. The Advisor believes that the new name of the Fund better reflects its investment strategy. All references to the Provident Investment Counsel Twenty Fund are replaced with the Provident Investment Counsel Select Growth Fund. Please be advised that although the name has changed, your fund's objective and strategy will remain the same. Fund services will also be identical to the existing services, including investment advisory fees and expenses.

Please use the following information when making future purchases and redemptions into and out of the Fund.

To Invest

By Mail:
Provident Investment Counsel Mutual Funds
Provident Investment Counsel Select Growth Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

By Wire:
Call: 1-800-618-7643 to set up an account and arrange a wire transfer

By Overnight Delivery:
Provident Investment Counsel Mutual Funds
Provident Investment Counsel Select Growth Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

Please retain this Supplement with the Prospectus.
The date of this Prospectus Supplement is October 1, 2004